Net Loss Per Share (Tables)	8 Months Ended
Sep. 30, 2021
Earnings Per Share [Abstract]
Schedule of Common Shares Excluded from Computation of Diluted Net Loss Per Common Share
The following table presents the common shares that are excluded from the computation of diluted net loss per common share as of the periods presented because including them would have been antidilutive.

September 30, 2021
Public Warrants	8,500,000
Private Placement Warrants	114,000

8,614,000